UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2022

LIBERTY ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38081	81-4891595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 17th Street, Suite 2400

Denver, Colorado 80202

(Address and Zip Code of Principal Executive Offices)

(303) 515-2800

Registrant’s Telephone Number, including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	LBRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On April 29, 2022, Liberty Energy Inc. (the “Company”), Liberty Oilfield Services New HoldCo LLC, Schlumberger Technology Corporation (the “Selling Stockholder”), BofA Securities, Inc. and J.P. Morgan Securities LLC (together, the “Underwriters”), entered into an underwriting agreement (the “Underwriting Agreement”), pursuant to which the Selling Stockholder agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Selling Stockholder, subject to and upon the terms and conditions set forth therein, an aggregate of 14,500,000 shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock”), of the Company (the “Offering”). The Offering closed on May 3, 2022. The Company will not receive any proceeds from the sale of shares of Class A Common Stock in the Offering. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Selling Stockholder and other customary obligations of the parties.

The Offering was made pursuant to the Company’s automatically effective “shelf” registration statement on Form S-3 (File No. 333-264559) filed with the Securities and Exchange Commission (the “Commission”) on April 29, 2022, as supplemented by a preliminary prospectus supplement filed with the Commission on April 29, 2022 and a final prospectus supplement filed with the Commission on May 2, 2022, pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

Item 8.01.	Other Events.

On April 29, 2022, the Company issued a press release announcing the launch of the Offering. A copy of the press release is attached hereto as Exhibit 99.1.

On April 29, 2022, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 29, 2022, by and among Liberty Energy Inc., Liberty Oilfield Services New HoldCo LLC, Schlumberger Technology Corporation, BofA Securities, Inc. and J.P. Morgan Securities LLC.

5.1	Opinion of Haynes and Boone, LLP.

23.1	Consent of Haynes and Boone, LLP (included as part of Exhibit 5.1 hereto).

99.1	Press Release Regarding Launch of Offering of Class A Common Stock of Liberty Energy Inc. dated April 29, 2022.

99.2	Press Release Regarding Pricing of Offering of Class A Common Stock of Liberty Energy Inc. dated April 29, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XRBL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY ENERGY INC.
Date: May 3, 2022
	By:	/s/ R. Sean Elliott
	Name:	R. Sean Elliott
	Title:	Vice President, General Counsel and Corporate Secretary